UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2018

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Semi-Annual Report
August 31, 2017

Wasmer Schroeder High Yield Municipal Fund

August 31, 2017

Dear Shareholder:

We are pleased to present the August 31, 2017 semi-annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (“NAV”) increased by 40 cents to $10.84 per share during the six months ended August 31, 2017; over those six months, shareholders received monthly income distributions totaling 18 cents per share. Factoring in the reinvestment of dividends, the Fund outperformed the Bloomberg Barclays Municipal High Yield Index and the Bloomberg Barclays Municipal Bond Index by 1.32% and 1.84%, respectively, over the fiscal period.

	Wasmer Schroeder	Bloomberg Barclays	Bloomberg Barclays
	High Yield Municipal	Municipal High	Municipal
Period	Fund (WSHYX)	Yield Index	Bond Index
2/28/2017 – 8/31/2017	5.63%	4.31%	3.79%

U.S. Interest Rates

The U.S. bond market benefited from positive price momentum and lower absolute interest rates over the six months ended August 31, 2017. Despite tightening labor market conditions and an increasingly hawkish U.S. Federal Reserve Board (“Fed”), the bond market chose to focus more on tepid U.S. economic growth and declining inflation expectations. Benchmark 10-year U.S. Treasury yields, which began the period at 2.39%, grinded lower and ended August at a 2017 low of 2.12%. Yields on 30-year Treasuries saw a similar move, falling by 27 basis points to end the period at 2.73%. The flattening of the yield curve continued, with the spread between 2- and 30-year U.S. Treasury yields tightening to +140 basis points, the lowest reading since December 2007.

The first few weeks of March 2017 were arguably the worst stretch for the bond market since the November 2016 election with benchmark U.S. Treasury yields moving sharply higher in advance of the March 15th Federal Open Market Committee (“FOMC”) meeting. Coming out of that meeting, Chair Yellen gave clear indications that the Fed was targeting three “gradual” rate hikes during 2017, with June considered to be a “live meeting,” and noted a more substantive discussion about the tapering of the Fed’s balance sheet. Traders nonetheless took that meeting as a signal of flexible Fed policy on the horizon, and the dovish tone was well received by both the fixed income and equity markets. 10-year U.S. Treasury yields had touched their 2017 highs of 2.63% in the days before the meeting only to quickly head lower afterwards, ending March unchanged from where they began the month at 2.39%.

The interest rate rally that began in mid-March extended through April and May, with minor bumps along the way. Despite record highs in the equity markets, fixed income traders continued to see value in bond yields given the backdrop of increasingly unpredictable international dimplomacy efforts, sub-1% reads on 1Q17

Wasmer Schroeder High Yield Municipal Fund

GDP growth estimates and unexpected declines in headline inflation figures. In fact, the U.S. Personal Consumption Expenditure Core Price Index (Core PCE), which is arguably the Fed’s most watched gauge of inflation, ended May at 1.48% compared to 1.87% at the start of the year – well below their stated long term target of 2.00%.

June, for the most part, was defined by many of these same trends: low volatility, low growth & low inflation. In other words, a recipe for low yields. However, that didn’t stop the FOMC from making a move at their June 14th meeting when they raised rates for the second time in 2017 and finally unveiled a broad outline of their plans for unwinding the balance sheet. 10-year U.S. Treasury yields bounced around in the days after the meeting with the bond market digesting the tapering blueprint as a potential source of weakness for absolute rates and the slope of the yield curve. This led to a subsequent sell-off in bonds through early July with 10-year benchmark yields rising by approximately 25 basis points to 2.39%. However, consistent with the other “micro” sell-offs we have seen in bonds over the last few years, this short-term blip in bonds performance was met with a follow-on rally that saw yields fully retrace their sell-off by the end of August.

Tax Exempt Municipal Bond Market

As is typical of the municipal bond market, tax exempt yields followed their U.S. Treasury counterparts within a relatively narrow band over the summer. The movement in absolute rates and the changing shape of the tax exempt yield curve generally mirrored what we witnessed in the U.S. Treasury market during the period. Further contributing to the price action in tax exempt bonds were a number of technical factors such as supply trends and mutual fund flows which led to lower municipal-to-Treasury yield ratios – particularly within the first five years of the curve. Overall, the Bloomberg Barclays Municipal Bond Index outperformed the U.S. Treasury Index by 1.38% during the six months ended August 2017, while the Bloomberg Barclays Municipal High Yield Index outperformed by 1.90%; the Wasmer Schroeder High Yield Municipal Fund outperformed the U.S. Treasury Index by 3.22% during the six month period.

Apart from the shifting currents of the U.S. Treasury market, supply trends represented the key theme for municipal investors over the period. During the first two months of 2017, new issuance was actually higher by 2.6% compared to 2016 levels. However, from March through August, primary market activity plummeted to just $197.7 billion, a decrease of 19.4% compared to the same period in 2016. Going forward, our outlook for issuance does not materially change for the remainder of 2017, however, 2018 and 2019 will likely see continued declines in new issuance levels as a result of the 10-year anniversaries of the Great Recession in 2008 and the introduction of the Build America Bonds program in 2009. Both of these events will reduce the volume of refundings due to the low tax exempt supply during those periods. We believe this compressed supply dynamic should provide continued support for municipal-to-Treasury yield ratios over the near term.

Wasmer Schroeder High Yield Municipal Fund

Also contributing to the strong technical forces in the tax exempt market was the trend in retail investment. Municipal bond mutual funds saw average weekly net inflows from investors of more than $250 million during the six months ended August 2017, with a total of $7.3 billion in net assets being added to tax exempt bonds funds. Not only were the dollar amounts significant, particularly in the context of the previously mentioned drop in supply, but the consistency of the inflows were also remarkable with more than 75% of the weeks in the measurement period seeing positive net flows. This consistency of flows during a period of historically low volatility is important as it often encourages confidence from asset managers looking to reach for extra yield, either through credit and/or duration. We saw the impact of these trends take form in the way of lower spreads on A, BBB and below investment grade paper over the summer and a flatter municipal yield curve.

While aggregate credit quality conditions in the municipal market have exhibited stability, headline risks were prevalent over the summer due to a series of high profile budget stalemates at the state level. According to the Nelson A. Rockefeller Institute of Government, state tax revenues during the 1st quarter of 2017 showed surprising strength with growth of 3.1% compared to the same period in 2016. And while preliminary estimates for the 2nd quarter indicate some moderation in those numbers, growth in tax revenues should still be north of 2.0% which provides much needed budget flexibility given the outlook for reduced federal aid to states on the horizon. The budget concerns, particularly in the states with weaker credit profiles such as Illinois, New Jersey and Connecticut, commanded a significant amount of attention over the last few months. Illinois was acutely in focus with multiple rating agencies threatening a downgrade to below investment grade if the Legislature and Governor could not solve the budget impasse that had been plaguing the state for three years and resulted in material degredation of the state’s financial flexibility. The market expressed unease with the progress of those budget negotiations, pushing Illinois general obligation spreads out to levels consistent with single B rated issuers in the days leading up to the budget deadline. However, the Legislature was finally able to overcome the roadblock and pass a budget, while also overriding a veto from the Governor, which sparked a ferocious rally in Illinois spreads during the months of July and August. For the six months ended August 2017, Illinois (4.96%) and New Jersey (4.93%) were two of the top three states from a total return standpoint.

Wasmer Schroeder High Yield Municipal Fund

The Fund primarily focuses on identifying relative value in the ‘BBB’ and lower rated sectors of the municipal market. As previously discussed, the Fund’s performance over the period was higher than that of the Bloomberg Barclays Municipal Index and the Bloomberg Barclays Municipal High Yield Index.  These differences are directly related to the material differences in the composition of the Fund compared to their benchmarks. For example, Puerto Rico, healthcare and tobacco issuers represent approximately 49% of the Bloomberg Barclays Municipal High Yield Index versus just 22% for the Fund as of August 31, 2017. Furthermore,

Wasmer Schroeder High Yield Municipal Fund

all of the Fund’s 5.5% exposure to Puerto Rico was limited to insured credits which provides a primary source of repayment in the event of an underlying issuer default. The Fund ended February with approximately 18% of its portfolio holdings insured by a monoline bond insurer. Approximately 68% of the portfolio was allocated to issuers rated ‘BBB’ or lower. The Fund’s outperformance during the period was a direct reflection of investor preference for longer duration securities and ‘A’ and ‘BBB’ rated credits, and poor performance within uninsured Puerto Rico debt (-14.9% for the six-month period).

All sectors within the Fund were positive during the period from a total return standpoint. The Fund’s exposure to the Housing, General Obligation and Hospital sectors outperformed. These three sectors represented approximately 33% of Fund assets during the period. The Fund’s exposures to the Special Tax, Electric and Industrial Revenue sectors underperformed the broader portfolio in aggregate primarily due to shorter maturities and call options during a period of yield curve flattening. As previously mentioned, duration and credit were primary drivers of these performance trends within the portfolio. As spreads have declined throughout the summer we have been reinvesting the portfolio with a preference towards ‘A’ and ‘BBB’ rated names rather than below investment grade and non-rated issuers. The declining risk premiums between these ratings categories has resulted in diminishing relative value opportunities and we believe the correlation of forward performance between ratings categories and sectors has increased. Consistent with our long-term approach to credit, we will continue to focus on the areas of the market where we see the greatest relative value for investors rather than simply chasing rating categories. We believe this approach puts the Wasmer Schroeder High Yield Municipal Fund in a more opportunistic position to mitigate against potential spread widening while also maintaining a higher degree of liquidity to capitalize on opportunities that might develop over the coming quarters.

As of August 31, 2017, the Fund’s duration-to-worst was 5.5 years and the Fund’s average maturity was 16.9 years. The Fund ended the six month period with a portfolio consisting of 127 individual securities. This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities.

We look forward to continuing to serve your investment needs in the future and we encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Senior Vice President and Senior Portfolio Manager
Wasmer, Schroeder & Company

Douglas E. Fowler
Senior Portfolio Manager
Wasmer, Schroeder & Company

Wasmer Schroeder High Yield Municipal Fund

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays Municipal High Yield Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

An investment cannot be made directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2017 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2017 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard and Poor’s® Ratings Group and Fitch Ratings, Inc. and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/17 – 8/31/17).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 0.95% of the Fund’s average net assets per the operating expenses limitation agreement.  Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2017 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/17	8/31/17	3/1/17 – 8/31/17
Actual	$1,000.00	$1,056.30	$4.92
Hypothetical	$1,000.00	$1,020.42	$4.84
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Unaudited)

	Principal
MUNICIPAL BONDS – 95.52%	Amount	Value
California – 4.50%
California Statewide Communities
Development Revenue Bonds
5.25%, 12/1/2029 (Callable 12/1/2024)	$1,000,000	$1,136,270
5.25%, 12/1/2044 (Callable 12/1/2024)	500,000	550,435
Palomar Health California Revenue Bonds
5.00%, 11/1/2028 (Callable 11/1/2026)	1,345,000	1,547,234
San Joaquin Hills Transportation Corridor
Agency Revenue Bonds
5.25%, 1/15/2049 (Callable 1/15/2025)	1,550,000	1,705,558
		4,939,497
Colorado – 1.74%
Colorado Health Facilities Authority Revenue Bonds
5.00%, 6/1/2042 (Callable 6/1/2027)	1,200,000	1,332,240
Denver Colorado Convention Center Hotel
Authority Revenue Bonds
5.00%, 12/1/2033 (Callable 12/1/2026)	500,000	576,640
		1,908,880
District of Columbia – 1.49%
District of Columbia Revenue Bonds
6.25%, 10/1/2032 (Callable 4/1/2021)	220,000	235,550
6.50%, 10/1/2041 (Callable 4/1/2021)	15,000	17,862
6.50%, 10/1/2041 (Callable 4/1/2021)	1,300,000	1,387,893
		1,641,305
Florida – 11.81%
Babcock Ranch Community Independent
Special District Revenue Bonds
4.25%, 11/1/2021	595,000	612,320
4.75%, 11/1/2026 (Callable 11/1/2025)	925,000	965,617
5.00%, 11/1/2031 (Callable 11/1/2025)	155,000	159,166
5.25%, 11/1/2046 (Callable 11/1/2025)	265,000	269,728
Collier County Educational Facilities
Authority Revenue Bonds
6.125%, 11/1/2043 (Callable 11/1/2023)	1,000,000	1,098,240
Collier County Health Facilities Authority Revenue Bonds
5.00%, 5/1/2045 (Callable 5/1/2025)	2,255,000	2,513,918
Florida Gulf Coast University Financing Corp. Revenue Bonds
5.00%, 2/1/2043 (Callable 2/1/2023)	600,000	664,476
Florida Higher Educational Facilities
Financial Authority Revenue Bonds
5.00%, 4/1/2032 (Callable 4/1/2022)	500,000	550,245

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Unaudited), Continued

	Principal
	Amount	Value
Florida – 11.81% (Continued)
Halifax Hospital Medical Center
Florida Hospital Revenue Bonds
5.00%, 6/1/2036 (Callable 6/1/2026)	$1,500,000	$1,666,830
Lee County Industrial Development
Authority Revenue Bonds
4.50%, 10/1/2032 (Callable 10/1/2022)	500,000	509,385
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,081,660
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	371,168
Palm Beach County Health Facilities Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	750,000	917,318
Talis Park Community Development
District Special Assessment
5.25%, 5/1/2021	200,000	201,498
Town of Davie Florida Revenue Bonds
6.00%, 4/1/2042 (Callable 4/1/2023)	500,000	586,190
Villagewalk of Bonita Springs Community
Development District Special Assessment
5.15%, 5/1/2038 (Callable 10/2/2017)	805,000	805,419
		12,973,178
Georgia – 2.14%
Cobb County Kennestone Hospital Authority Revenue Bonds
5.00%, 4/1/2037 (Callable 4/1/2027)	500,000	574,115
Private Colleges & Universities Authority Revenue Bonds
5.00%, 4/1/2044 (Callable 4/1/2024)	1,625,000	1,780,886
		2,355,001
Guam – 1.60%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	500,000	547,055
Guam Power Authority Revenue Bonds
5.00%, 10/1/2021	495,000	551,103
5.00%, 10/1/2034 (Callable 10/1/2022)	625,000	654,475
		1,752,633
Illinois – 12.91%
Chicago Board of Education General Obligation Bonds
5.00%, 12/1/2022 (Callable 12/1/2017) (AGM Insured)	220,000	221,542
5.50%, 12/1/2026 (AGC Insured)	1,500,000	1,740,645
5.00%, 12/1/2042 (Callable 12/1/2022) (AGM Insured)	1,000,000	1,061,800
Chicago Illinois Wastewater Transmission Revenue Bonds
5.00%, 1/1/2027 (Callable 1/1/2022)	345,000	379,648

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Unaudited), Continued

	Principal
	Amount	Value
Illinois – 12.91% (Continued)
City of Chicago Illinois General Obligation Bonds
4.00%, 1/1/2020 (Callable 1/1/2018)	$225,000	$225,986
5.00%, 1/1/2024	520,000	574,397
5.00%, 1/1/2025	1,100,000	1,216,149
5.00%, 1/1/2029 (Callable 1/1/2020) (AGM Insured)	500,000	529,490
5.25%, 1/1/2033 (Callable 1/1/2018)	340,000	341,095
5.50%, 1/1/2039 (Callable 1/1/2025)	1,000,000	1,068,780
City of Chicago Illinois Sales Tax Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2025)	250,000	276,055
City of Chicago Illinois Waterworks Revenue Bonds
5.00%, 11/1/2026	500,000	594,475
5.00%, 11/1/2044 (Callable 11/1/2024)	1,000,000	1,094,150
Metropolitan Pier & Exposition Authority Revenue Bonds
5.20%, 6/15/2050 (Callable 6/15/2020)	2,000,000	2,031,300
State of Illinois General Obligation Bonds
5.00%, 2/1/2021	600,000	645,780
5.25%, 7/1/2030 (Callable 7/1/2023)	520,000	556,764
5.00%, 5/1/2034 (Callable 5/1/2024)	500,000	521,505
5.00%, 2/1/2039 (Callable 2/1/2024)	1,050,000	1,086,551
		14,166,112
Iowa – 0.98%
Iowa Higher Education Loan Authority Revenue Bonds
5.00%, 10/1/2037 (Callable 10/1/2025)	1,105,000	1,074,944

Maine – 1.53%
Maine Health & Higher Education Facilities
Authority Revenue Bonds
5.00%, 7/1/2024 (Callable 7/1/2023)	850,000	942,999
5.00%, 7/1/2027 (Callable 7/1/2023)	300,000	325,467
5.00%, 7/1/2033 (Callable 7/1/2023)	385,000	407,453
		1,675,919
Maryland – 3.35%
Baltimore Maryland Convention Center Revenue Bonds
5.00%, 9/1/2024	250,000	292,278
5.00%, 9/1/2030 (Callable 9/1/2027)	1,000,000	1,162,100
5.00%, 9/1/2031 (Callable 9/1/2027)	1,000,000	1,155,600
Maryland State Economic Development Corp.
Student Housing Revenue Bonds
5.00%, 7/1/2039 (Callable 7/1/2025)	1,000,000	1,072,770
		3,682,748

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Unaudited), Continued

	Principal
	Amount	Value
Massachusetts – 2.06%
Massachusetts Development Finance Agency Revenue Bonds
5.00%, 7/1/2028 (Callable 7/1/2026)	$1,000,000	$1,164,040
5.00%, 7/1/2044 (Callable 7/1/2025)	500,000	549,460
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	552,365
		2,265,865
Michigan – 8.10%
City of Detroit Michigan General Obligation Bonds
5.25%, 4/1/2023 (Callable 10/2/2017) (AMBAC Insured)	58,900	58,909
City of Detroit Michigan Sewage
Disposal System Revenue Bonds
7.00%, 7/1/2027 (Callable 7/1/2019) (AGM Insured)	1,000,000	1,099,660
County of Wayne Michigan General Obligation Bonds
5.00%, 2/1/2038 (Callable 2/1/2018) (AGM Insured)	1,000,000	1,004,730
Detroit Michigan City School District
General Obligation Bonds
5.25%, 5/1/2032 (AGM Insured)	280,000	344,324
Detroit Wayne County Stadium Authority Revenue Bonds
5.00%, 10/1/2020 (AGM Insured)	565,000	614,155
5.00%, 10/1/2026 (Callable 10/1/2022) (AGM Insured)	275,000	303,265
Michigan Finance Authority Revenue Bonds
5.00%, 7/1/2032 (Callable 7/1/2024) (AGM Insured)	1,000,000	1,144,350
5.00%, 7/1/2034 (Callable 7/1/2024) (NATL Insured)	870,000	979,411
5.00%, 7/1/2035 (Callable 7/1/2025)	1,015,000	1,135,988
5.00%, 7/1/2044 (Callable 7/1/2024)	1,500,000	1,614,630
Ypsilanti Michigan School District General Obligation Bonds
5.00%, 5/1/2027 (Callable 5/1/2026) (BAM Insured)	500,000	598,855
		8,898,277
Minnesota – 5.98%
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
3.33%, 2/1/2000 (b)	15,000	9,750
3.33%, 2/1/2002 (b)	30,000	19,500
3.33%, 2/1/2005 (b)	20,000	13,000
3.33%, 2/1/2006 (b)	20,000	13,000
3.33%, 2/1/2007 (b)	65,000	42,250
3.33%, 6/1/2008 (b)	10,000	6,500
3.33%, 2/1/2017 (b)	450,000	292,500
3.33%, 2/1/2025 (b)	9,500,000	6,175,000
		6,571,500

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Unaudited), Continued

	Principal
	Amount	Value
New Hampshire – 0.56%
Manchester New Hampshire Airport Revenue Bonds
5.00%, 1/1/2023	$530,000	$616,528
New Jersey – 6.64%
City of Atlantic City New Jersey General Obligation Bonds
5.00%, 3/1/2025 (BAM Insured)	350,000	404,488
5.00%, 3/1/2026 (BAM Insured)	215,000	249,273
5.00%, 3/1/2027 (BAM Insured)	100,000	116,855
5.00%, 3/1/2042 (Callable 3/1/2027) (BAM Insured)	450,000	506,021
New Jersey Economic Development Authority
School Facilities Construction Bonds
5.00%, 6/15/2025	500,000	573,345
5.00%, 6/15/2034 (Callable 6/15/2024)	1,000,000	1,072,260
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.00%, 6/15/2025 (Callable 6/15/2023)	1,000,000	1,114,820
4.625%, 6/15/2030 (Callable 6/15/2025)	1,000,000	1,080,900
5.00%, 6/15/2044 (Callable 6/15/2024)	1,000,000	1,063,660
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,106,810
		7,288,432
New York – 6.12%
Brooklyn Arena Local Development Corp. Revenue Bonds
4.00%, 7/15/2031 (Callable 1/15/2027) (AGM Insured)	500,000	546,925
5.00%, 7/15/2042 (Callable 1/15/2027)	2,000,000	2,263,140
New York City Industrial Development Agency Revenue Bonds
5.00%, 1/1/2019 (Callable 10/2/2017) (AMBAC Insured)	510,000	511,418
5.00%, 1/1/2031 (Callable 10/2/2017) (AMBAC Insured)	70,000	70,167
5.00%, 1/1/2046 (Callable 10/2/2017) (AMBAC Insured)	1,400,000	1,419,529
New York Liberty Development Corp. Revenue Bonds
5.25%, 10/1/2035	1,500,000	1,914,660
		6,725,839
Pennsylvania – 3.67%
Pennsylvania Turnpike Commission Revenue Bonds
5.00%, 12/1/2030 (Callable 12/1/2025)	500,000	578,795
5.00%, 12/1/2040 (Callable 12/1/2025)	1,500,000	1,711,545
School District of Philadelphia General Obligation Bonds
5.00%, 9/1/2027 (Callable 9/1/2026)	1,500,000	1,741,170
		4,031,510
Puerto Rico – 5.47%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	709,595

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Unaudited), Continued

	Principal
	Amount	Value
Puerto Rico – 5.47% (Continued)
Puerto Rico Commonwealth Aqueduct &
Sewer Authority Revenue Bonds
5.00%, 7/1/2028 (Callable 7/1/2018) (AGC Insured)	$1,000,000	$1,020,120
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 10/2/2017) (NATL Insured)	395,000	400,925
5.00%, 7/1/2023 (Callable 10/2/2017) (NATL Insured)	180,000	182,700
5.00%, 7/1/2024 (Callable 10/2/2017) (NATL Insured)	420,000	426,300
5.00%, 7/1/2024 (Callable 10/2/2017) (AGM Insured)	450,000	457,574
Puerto Rico Highways & Transportation
Authority Revenue Bonds
5.00%, 7/1/2018 (Callable 10/2/2017) (NATL Insured)	195,000	197,642
4.75%, 7/1/2038 (Callable 7/1/2018) (NATL Insured)	1,730,000	1,724,706
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	815,000	892,066
		6,011,628
South Carolina – 2.58%
South Carolina Public Service Authority Revenue Bonds
5.00%, 12/1/2037 (Callable 12/1/2026)	1,000,000	1,145,490
5.00%, 12/1/2056 (Callable 12/1/2026)	1,500,000	1,687,530
		2,833,020
Tennessee – 1.34%
Chattanooga Health Educational &
Housing Facility Board Revenue Bonds
5.00%, 10/1/2035 (Callable 10/1/2025)	650,000	723,327
Chattanooga Tennessee Health, Educational, and
Student Housing Facility Board Revenue Bonds
5.00%, 10/1/2029 (Callable 10/1/2025)	500,000	577,774
5.00%, 10/1/2030 (Callable 10/1/2025)	150,000	168,473
		1,469,574
Texas – 5.02%
Austin Convention Enterprises, Inc. Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2027)	525,000	603,346
5.00%, 1/1/2034 (Callable 1/1/2027)	850,000	968,006
Central Texas Regional Mobility Authority Revenue Bonds
5.00%, 1/1/2046 (Callable 1/1/2026)	2,000,000	2,256,359
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2034 (Callable 8/15/2024)	1,000,000	1,126,480
5.00%, 8/15/2037 (Callable 8/15/2024)	500,000	559,575
		5,513,766

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Unaudited), Continued

	Principal
	Amount	Value
Vermont – 0.73%
City of Burlington Vermont Airport Revenue Bonds
4.00%, 7/1/2028 (Callable 7/1/2022)	$795,000	$802,258

Virginia – 1.37%
City of Chesapeake Virginia Expressway
Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	500,000	516,770
5.00%, 7/15/2047 (Callable 7/15/2022)	905,000	988,369
		1,505,139
Washington – 2.86%
Greater Wenatchee Regional Events Center
Public Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	196,251
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,034,060
Skagit County Public Hospital District No. 1 Revenue Bonds
5.00%, 12/1/2022	750,000	840,675
4.00%, 12/1/2026	500,000	534,225
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	530,725
		3,135,936
Wisconsin – 0.97%
Wisconsin Health & Educational
Facilities Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	1,000,000	1,065,890
TOTAL MUNICIPAL BONDS (Cost $99,771,417)		104,905,379

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Unaudited), Continued

MONEY MARKET FUNDS – 4.51%	Shares	Value
Fidelity Institutional Money Market Funds –
Government Portfolio, Institutional Class, 0.89% (a)	4,955,118	$4,955,118
TOTAL MONEY MARKET FUNDS (Cost $4,955,118)		4,955,118
Total Investments (Cost $104,726,535) – 100.03%		109,860,497
Liabilities in Excess of Other Assets – (0.03)%		(37,673)
TOTAL NET ASSETS – 100.00%		$109,822,824

Scheduled principal and interest payments are guaranteed by the following bond insurers.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual
NATL – National Public Finance Guarantee
The insurance does not guarantee the market value of the municipal bonds.
(a)	Rate shown is the 7-day annualized yield at August 31, 2017.
(b)
The securities are in default and are not making full payments of interest and principal when due. The securities are making semi-annual distributions of variable amounts of cash flow. These amounts are determined by factors including, but not limited to, property occupancy levels, per unit rental rates and capital reinvestment expenses. The coupon accrual rate being utilized by the Fund is reviewed annually for consistency by the portfolio manager and will generally be based upon 50-150% of prior period distributions, depending on changes in the previously mentioned factors.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2017 (Unaudited)

ASSETS
Investments, at market value (cost $104,726,535)	$109,860,497
Receivables
Fund shares sold	480,328
Interest	1,123,555
Prepaid expenses	10,908
Total assets	111,475,288

LIABILITIES
Payables
Investments purchased	1,326,048
Distributions payable	110,795
Fund shares redeemed	83,309
Due to adviser	67,608
Administration and fund accounting fees	29,667
Transfer agent fees and expenses	10,424
Audit fees	9,830
Reports to shareholders	5,116
Legal fees	4,053
Chief Compliance Officer fee	2,288
Custody fees	1,557
Trustee fees	299
Accrued expenses	1,470
Total liabilities	1,652,464
NET ASSETS	$109,822,824

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	10,130,092
Net asset value, redemption price and offering price per share	$10.84

COMPONENTS OF NET ASSETS
Paid-in capital	$104,459,389
Distributions in excess of net investment income	(4,514)
Accumulated undistributed net realized gain on investments	233,987
Net unrealized appreciation on investments	5,133,962
Total net assets	$109,822,824

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS For the Six Months Ended August 31, 2017 (Unaudited)

NET INVESTMENT INCOME
Income
Interest	$2,251,052
Total investment income	2,251,052

Expenses
Advisory fees (Note 4)	365,443
Administration and fund accounting fees (Note 4)	54,105
Transfer agent fees and expenses (Note 4)	18,255
Registration fees	11,025
Audit fees	9,831
Trustee fees	6,060
Legal fees	4,924
Chief Compliance Officer fees (Note 4)	4,537
Custody fees (Note 4)	2,740
Shareholder reporting	2,666
Miscellaneous	2,263
Insurance	1,613
Total expenses before recoupment	483,462
Plus: recoupment by adviser (Note 4)	12,497
Net expenses	495,959
Net investment income	1,755,093

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	195,159
Change in unrealized appreciation on investments	3,724,101
Net realized and unrealized gain on investments	3,919,260
Net increase in net assets resulting from operations	$5,674,353

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months	For the
	Ended	Year Ended
	August 31, 2017	February 28,
	(Unaudited)	2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,755,093	$3,834,930
Net realized gain on investments	195,159	902,568
Capital gain distributions from
regulated investment companies	—	1,310
Change in unrealized
appreciation on investments	3,724,101	(3,089,150)
Net increase/(decrease) in net
assets resulting from operations	5,674,353	1,649,658

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(1,794,807)	(3,822,125)
Net realized gains on investments	—	(907,204)
Total distributions	(1,794,807)	(4,729,329)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,311,920	32,921,648
Proceeds from shares issued in
reinvestment of dividends	1,350,767	3,777,186
Cost of shares redeemed+	(11,912,260)	(36,273,562)
Net increase in net assets resulting
from capital share transactions	6,750,427	425,272

Total increase/(decrease) in net assets	10,629,973	(2,654,399)

NET ASSETS
Beginning of period	99,192,851	101,847,250
End of period	$109,822,824	$99,192,851
Accumulated net investment income
(distributions in excess of)	$(4,514)	$35,200

CHANGES IN SHARES OUTSTANDING
Shares sold	1,617,329	3,068,096
Shares issued in reinvestment of dividends	126,028	353,058
Shares redeemed	(1,115,135)	(3,383,878)
Net increase in shares outstanding	628,222	37,276

+	Net of redemption fees of $7,120 and $5,504, respectively.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	For the				For the period
	Six Months		For the Year	For the Year	March 31, 2014*
	Ended		Ended	Ended	through
	August 31, 2017		February 28,	February 29,	February 28,
	(Unaudited)		2017	2016	2015
Net asset value,
beginning of period	$10.44		$10.76	$10.78	$10.00
Income from
investment operations:
Net investment income^	0.18		0.40	0.51	0.53
Net realized and unrealized
gain/(loss) on investments	0.40		(0.22)	(0.02)	0.77
Total from
investment operations	0.58		0.18	0.49	1.30
Less dividends and distributions:
Dividends from net
investment income	(0.18)		(0.40)	(0.51)	(0.52)
Dividends from
net realized gains	—		(0.10)	—	—
Total dividends	(0.18)		(0.50)	(0.51)	(0.52)

Redemption fees^#	0.00		0.00	0.00	0.00

Net asset value, end of period	$10.84		$10.44	$10.76	$10.78

Total return	5.63	%+	1.65%	4.67%	13.27	%+

Supplemental data and ratios:
Net assets, end of
period (thousands)	$109,823		$99,193	$101,847	$82,400
Ratio of net expenses
to average net assets:
Before fee
waivers/recoupment	0.93	%++	0.95%	1.01%	1.08	%++
After fee waivers/recoupment	0.95	%++	0.97%	1.00%	1.00	%++
Ratio of net investment
income to average net assets:
Before fee
waivers/recoupment	3.38	%++	3.76%	4.77%	5.48	%++
After fee waivers/recoupment	3.36	%++	3.74%	4.78%	5.56	%++
Portfolio turnover rate	9	%+	32%	27%	16	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2015-2017 or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2017 (Unaudited), Continued

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the six months ended August 31, 2017, the Fund retained $7,120 in redemption fees.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of August 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2017 (Unaudited), Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2017 (Unaudited), Continued

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.  As of August 31, 2017, the Fund had investments in illiquid securities with a total value of $6,571,500 or 5.98% of total net assets.

Information concerning these illiquid securities is as follows:

Security	PAR	Dates Acquired	Cost Basis
Southcentral MN Revenue Bonds	$10,110,000	9/04 – 2/14	$4,433,456

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  The Fund did not hold Rule 144A securities at August 31, 2017.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2017:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$104,905,379	$—	$104,905,379
Money Market Funds	4,955,118	—	—	4,955,118
Total Investments	$4,955,118	$104,905,379	$—	$109,860,497

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2017 (Unaudited), Continued

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at August 31, 2017, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended August 31, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended August 31, 2017, Wasmer, Schroeder & Company, Inc. (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.70% of the Fund’s average daily net assets.  For the six months ended August 31, 2017, the Fund incurred $365,443 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 0.95% of average daily net assets of the Fund’s Institutional Class.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2017, the Adviser recouped fees in the amount of $12,497.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $30,501 at August 31, 2017.  The expense limitation will remain in effect through at least June 27, 2018, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses of $30,501 will expire as follows:

Year	Amount
2018	$19,524
2019	10,977
$30,501

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2017 (Unaudited), Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the six months ended August 31, 2017, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$54,105
Transfer Agency (excludes out-of-pocket expenses)	13,079
Chief Compliance Officer	4,537
Custody	2,740

At August 31, 2017, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$29,667
Transfer Agency (excludes out-of-pocket expenses)	7,885
Chief Compliance Officer	2,288
Custody	1,557

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $14,798,336 and $8,638,493, respectively.  The Fund had no long-term purchases or sales of U.S. Government securities during the six months ended August 31, 2017.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2017 (Unaudited), Continued

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $10,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2017, the Fund did not draw upon its line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended August 31, 2017 and the year ended February 28, 2017 was as follows:

	Six Months Ended	Year Ended
	August 31, 2017	February 28, 2017
Ordinary income	$25,053	$252,052
Tax-exempt income	1,769,754	3,564,321
Long-term capital gain	—	907,204

As of February 28, 2017, the most recently completed fiscal year, the components of capital on a tax basis were as follows:

Cost of investments (a)	$95,802,337
Gross unrealized appreciation	2,788,238
Gross unrealized depreciation	(1,378,377)
Net unrealized appreciation (a)	1,409,861
Undistributed ordinary and tax-exempt income	116,249
Undistributed long-term capital gains	38,828
Total distributable earnings	155,077
Other accumulated gains/(losses)	(81,049)
Total accumulated earnings/(losses)	$1,483,889

(a) Book-basis and tax-basis net unrealized appreciation are the same.

At February 28, 2017, “Other Accumulated Gains/(Losses)” consisted of distributions payable of $81,049.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

High Yield Risk – High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2017 (Unaudited), Continued

and loans that are investment grade rated because of their greater exposure to credit risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities.

Fixed Income Securities Risks – The Fund may invest in fixed income (debt) securities, which are generally subject to the following risks:

o
Interest Rate Risk. Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

o
Extension Risk.  If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

o
Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including payment default, than higher quality debt securities. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

o
Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Fund may have to invest the proceeds in lower-yielding securities. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2017 (Unaudited), Continued

Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices. The Fund’s investments may at any given time consist of significant amounts of securities that are thinly traded or for which no market exists. For example, the investments held by the Fund may not be liquid in all circumstances so that, in volatile markets, the Adviser may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Fund is required to liquidate positions to meet withdrawal requests. High yield securities generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on the Fund’s performance.

Political, Legislative or Regulatory Risk – The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.

Reinvestment Risk – A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Tax and Taxability Risk – Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to federal income tax.

NOTE 9 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2017 (Unaudited), Continued

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1. Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2. Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

Wasmer Schroeder High Yield Municipal Fund

NOTICE TO SHAREHOLDERS at August 31, 2017 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WSC-MUNI (1-855-972-6864) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Wasmer, Schroeder & Company, Inc.
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   11/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   11/6/17

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   11/6/17

* Print the name and title of each signing officer under his or her signature.